Exhibit 10.34

EXECUTION VERSION
270431704V.7
GUARANTEE
This Guarantee, dated as of August 11, 2021 (this “Guarantee”), is made by GWG Holdings, Inc., a Delaware corporation (the “Guarantor”), in favor of National Founders LP, a Delaware limited partnership (“National Founders”), as the Administrative Agent under the Credit Agreement referenced below, for the benefit of the Secured Parties (as defined in the Credit Agreement).
GWG DLP Funding VI, LLC, a Delaware limited liability company (the “Borrower”), is a wholly-owned, indirect subsidiary of the Guarantor.
The Borrower is a party to that certain Credit Agreement, dated as of the date hereof (the “Credit Agreement;” and each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement), among the Borrower, the lenders party thereto and National Founders, as the administrative agent thereunder (in such capacity, the “Administrative Agent”).
The Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement, including the one or more Loans contemplated to be made thereunder on the Closing Date.
The obligation of each Lender to make a Loan to the Borrower under the Credit Agreement on the Closing Date is subject to the Guarantor executing and delivering this Guarantee.
1.Guarantee and Indemnity.
(a)The Guarantor hereby irrevocably and unconditionally guarantees the full and prompt payment when due of all of the Obligations, whether at stated maturity, by required prepayment, or upon acceleration, demand or otherwise, and at all times thereafter, but in all cases of this Section 1(a) only if a Guarantee Trigger Event (as defined below) has occurred. As used herein, the term “Guarantee Trigger Event” means the occurrence of:
(i)either Loan Party initiating or consenting to the institution of any proceeding under any Debtor Relief Law, or any Affiliate of any Loan Party initiating any proceeding under any Debtor Relief Law with respect to either Loan Party or any of its property;
(ii)either Loan Party making an assignment for the benefit of creditors;
(iii)either Loan Party applying for or consenting to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, examiner or similar officer for it or for all or any material part of its property, or any Affiliate of either Loan Party applying for the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, examiner or similar officer for either Loan Party or for all or any material part of the property of either Loan Party;
(iv)either Loan Party, or any property of either Loan Party, becoming substantively consolidated with any other Person (other than the other Loan Party) or any property thereof in connection with any proceeding under any Debtor Relief Law to which such other Person is a party or in respect of which any of its property otherwise is subject;
(v)any Change in Control;
(vi)the Borrower breaching Section 7.4 of the Credit Agreement or the Parent breaching Section 4.24 of the Parent Security Agreement; or
(vii)either Loan Party dissolving or winding up its affairs, or either Loan Party or Affiliate thereof taking any action in furtherance of dissolving or winding up the affairs of either Loan Party.
(b)Additionally, the Guarantor hereby irrevocably and unconditionally agrees to indemnify each Secured Party against, and hold each Secured Party harmless from, any and all costs, losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Secured Party (with any such fees or charges being limited to external counsel for any such Secured Party)) to the extent arising out of, or resulting from:
(i)either (A) any fraud, intentional misrepresentation, bad faith, illegal act or willful misconduct by either Loan Party or any Affiliate thereof, in each case in connection with any Loan Document or transaction contemplated thereby, any of the Collateral or either Loan Party’s business, or (B) any Trigger Event;
(ii)any intentional misapplication or misappropriation of any of the Collections by or on behalf of either Loan Party or any Affiliate thereof;
(iii)any filing of any petition by either Loan Party or any Affiliate thereof that contests or opposes any motion made by any Secured Party to obtain relief from any automatic stay, or that seeks to reinstate any automatic stay, in connection with any proceeding under any Debtor Relief Law to which either Loan Party is a party or in respect of which any of its property otherwise is subject;
(iv)either Loan Party or any Affiliate thereof (A) taking any action in bad faith with the intent to directly or indirectly delay, oppose, avoid, contest, impede, obstruct, hinder, enjoin or otherwise interfere in any manner with the exercise or enforcement by any Secured Party of any of its rights or remedies under any Loan Document or applicable Law upon the occurrence of an Event of Default, including with respect to any of the Collateral, (B) alleging, asserting or otherwise pursuing, in each case in bad faith, any claim, defense, affirmative defense, counterclaim, cause of action, setoff or other right that it purports to have against any Secured Party relating to the exercise or enforcement by such Secured Party of any of its rights or remedies under any Loan Document or applicable Law upon the occurrence of an Event of Default, including with respect to any of the Collateral, or (C) causing, conspiring, colluding with, acting in concert with or soliciting any other Person in doing or attempting to do any of the acts described in clause (A) or (B);
(v)any Loan Party or Affiliate thereof voluntarily granting or creating, or consenting to the grant or creation of, any Lien in or on any of the Collateral, other than any Lien that is in favor of the Administrative Agent or that otherwise is permitted by a Loan Document;
(vi)any breach of the first sentence of Section 5.17, or any breach of Section 5.18(c) or (e), 5.21 or 5.22, of the Credit Agreement, in each case on and as of the Closing Date for purposes of clarification; or
(vii)any breach of Section 7.5 of the Credit Agreement or Article V of the Parent Security Agreement.
(c)This Guarantee is a guaranty of payment and is not merely a guaranty of collection.
(d)Anything contained herein to the contrary notwithstanding, the obligations of the Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the United States Bankruptcy Code (the “Bankruptcy Code”) or any comparable provision of any other Debtor Relief Law, including any applicable state uniform fraudulent transfer act, uniform fraudulent conveyance act or similar statute or common law.
2.Guarantee Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by (but, in each case, subject to the limitations set forth in Section 1(d)):
(a)any extension, renewal, settlement, adjustment, indulgence, forbearance, compromise, waiver or release of or with respect to the Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Obligations;
(b)any modification or amendment of, or supplement, to any Loan Document, including any such modification, amendment or supplement which may increase the amount of, or any interest rate applicable to, any of the Obligations, whether resulting from, or otherwise following, any increase of the Commitment of any Lender or otherwise;
(c)any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Obligations or any part thereof, any other guarantee with respect to the Obligations or any part thereof, or any other obligation of any Person with respect to the Obligations or any part thereof, or any non-perfection or invalidity of any direct or indirect security for the Obligations or any part thereof;
(d)any change in the corporate, partnership, limited liability company or other existence, structure or ownership of either Loan Party or any other guarantor of any of the Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting either Loan Party or any other guarantor of any of the Obligations, or affecting any of their respective assets, or any resulting release or discharge of any obligation of either Loan Party or any other guarantor of any of the Obligations;
(e)the existence of any claim, setoff or other right which the Guarantor may have at any time against either Loan Party, any other guarantor of any of the Obligations, the Administrative Agent or any other Secured Party or any other Person, whether in connection with the transactions contemplated by the Loan Documents or in connection with any unrelated transaction; provided, that, nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
(f)the enforceability or validity of the Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Obligations or any part thereof, or any other invalidity or unenforceability relating to or against either Loan Party or any other guarantor of any of the Obligations for any reason related to any Loan Document, or any provision of any applicable Law purporting to prohibit the payment by the Borrower, or by any other guarantor of any of the Obligations, of any of the Obligations or otherwise affecting any term of any of the Obligations, including resulting from any fact that (i) the act of creating the Obligations or any part thereof is ultra vires, (ii) any officer or other representative executing any Loan Document, or otherwise creating any Obligation, on behalf of any Loan Party acted in excess of such individual’s authority or (iii) any Loan Document has been forged or otherwise is irregular or not genuine or authentic;

(g)any Secured Party taking or accepting any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Obligations;
(h)any failure of the Administrative Agent to take any step to perfect and maintain any security interest in, or to preserve any right to, any security or collateral for any of the Obligations, if any;
(i)any reorganization, merger or consolidation of any Loan Party into or with any other Person;
(j)any election by, or on behalf of, any one or more of the Secured Parties in any proceeding instituted under any Debtor Relief Law;
(k)any borrowing or grant of a security interest by either Loan Party, as debtor-in-possession, under Section 364 of the Bankruptcy Code or any comparable provision of any other Debtor Relief Law;
(l)any disallowance, under Section 502 of the Bankruptcy Code or any comparable provision of any other Debtor Relief Law, of all or any portion of the claims of any Secured Party for repayment of all or any part of the Obligations; or
(m)any other act or omission to act or delay of any kind by either Loan Party, any other guarantor of any of the Obligations, any Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 2, constitute a legal or equitable discharge of any obligation, or otherwise reduce, release, prejudice or extinguish the liability, of the Guarantor hereunder.
3.Continuing Guarantee; Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Subject to the occurrence of a Guarantee Trigger Event, the obligations of the Guarantor under Section 1(a) shall constitute a continuing and irrevocable guaranty of all of the Obligations now or hereafter existing and, subject to the immediately following sentence, the obligations of the Guarantor hereunder shall remain in full force and effect until the date on which all of the Obligations shall have been fully and finally performed and indefeasibly paid in full in cash (other than Unliquidated Obligations (as defined below) that have not yet arisen) and the Commitment of each Lender shall have terminated or expired (subject to the immediately following sentence, the “Termination Date”). If at any time any payment of any amount payable by either Loan Party or the Guarantor under any Loan Document, including a payment effected through any exercise of a right of setoff, is rescinded, or is or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of either Loan Party or the Guarantor or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), the obligations hereunder of the Guarantor with respect to such payment, to the extent constituting an Obligation or otherwise an obligation of the Guarantor hereunder, shall be reinstated as though such payment had been due but not made at such time and this Guarantee shall be reinstated (and, if such reinstatement occurs after the Termination Date, the Termination Date shall be considered to have not occurred from and after the date of such reinstatement until the occurrence of the date described in the first sentence of this Section 3 after such reinstatement). As used herein, the term “Unliquidated Obligation” means, at any time, any Obligation that is contingent in nature, or unliquidated, at such time.
4.General Waivers; Additional Waivers.
(a)The Guarantor irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statute of limitations and, to the fullest extent permitted by applicable Law, any notice not provided for under any Loan Document, as well as any requirement that at any time any action be taken by any Person against either Loan Party, any other guarantor of any of the Obligations or any other Person.
(b)Notwithstanding anything herein to the contrary, the Guarantor hereby absolutely, unconditionally, knowingly and expressly waives, to the fullest extent permitted by applicable Law:
(i)any right it may have to revoke this Guarantee as to future indebtedness or notice of acceptance hereof;
(ii)each of (A) notice of acceptance hereof, (B) notice of any Loan or other financial accommodation made or extended under any Loan Document or the creation or existence of any Obligation, (C) notice of the amount of the Obligations (subject, however, to the Guarantor’s right to make inquiry of the Administrative Agent to ascertain the amount of the Obligations at any reasonable time), (D) notice of any adverse change in the financial condition of either Loan Party or any other guarantor of any of the Obligations or of any other fact that might increase the Guarantor’s risk hereunder, (E) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents, (F) notice of any Default or Event of Default and (G) all other notices (except if such notice is specifically required to be given to the Guarantor hereunder) and demands to which the Guarantor might otherwise be entitled;
(iii)its right, if any, to require any Secured Party to institute suit, or to exhaust any right or remedy which such Secured Party has or may have, against any other Person or against any of the Collateral;
(iv)each of (A) any right to assert against any Secured Party any defense (legal or equitable), setoff, counterclaim or claim which the Guarantor may now or at any time hereafter have against any Person liable to such Secured Party, (B) any defense, setoff, counterclaim or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any of the Obligations or any security therefor, (C) any defense the Guarantor has to performance hereunder, and any right the Guarantor has to be exonerated, arising by reason of (1) the alteration by any Secured Party of any of the Obligations or (2) the acceptance by any Secured Party of anything in partial satisfaction of the Obligations, and (D) the benefit of any statute of limitation affecting the Guarantor’s liability hereunder or the enforcement thereof (and any act which shall defer or delay the operation of any statute of limitation applicable to any of the Obligations shall similarly operate to defer or delay the operation of such statute of limitation applicable to the Guarantor’s liability hereunder); and
(v)any defense arising by reason of or deriving from (A) any claim or defense based upon an election of any remedy by any Secured Party or (B) any election by any Secured Party under the Bankruptcy Code or any comparable provision of any other Debtor Relief Law to limit the amount of, or any collateral securing, its claim against the Guarantor.
5.Subordination of Subrogation. Until all of the Obligations have been fully and finally performed and indefeasibly paid in full in cash (other than Unliquidated Obligations), (i) the Guarantor shall not have any right of subrogation with respect to any of the Obligations and (ii) the Guarantor waives any right to enforce any remedy which any Secured Party now has or hereafter may have against either Loan Party, any endorser or any guarantor of all or any part of the Obligations or any other Person, and until such time the Guarantor waives any benefit of, and any right to participate in, any security or collateral given to any Secured Party to secure the payment or performance of all or any part of the Obligations or any other liability of either Loan Party to a Secured Party. Should the Guarantor have the right, notwithstanding the foregoing, to exercise any such right of subrogation, the Guarantor hereby expressly and irrevocably (i) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or setoff that the Guarantor may have to the payment in full in cash of the Obligations until all of the Obligations are fully and finally performed and indefeasibly paid in full in cash (other than Unliquidated Obligations) and (ii) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until all of the Obligations are fully and finally performed and indefeasibly paid in full in cash (other than Unliquidated Obligations that have not yet arisen). The Guarantor acknowledges and agrees that this subordination is intended to benefit the Secured Parties and shall not limit or otherwise affect the Guarantor’s liability hereunder or the enforceability of this Guarantee, and that the Secured Parties are intended third party beneficiaries of the waivers and agreements set forth in this Section 5.
6.Limitation of Guarantee. Notwithstanding any other provision of this Guarantee, the amount guaranteed by the Guarantor hereunder shall be limited to the an amount required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provision of any other Debtor Relief Law, including any applicable state uniform fraudulent transfer act, uniform fraudulent conveyance act or similar statute or common law. In determining the limitations, if any, on the amount of the Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties to this Guarantee that any right of subrogation, indemnification or contribution which the Guarantor may have under this Guarantee, any other agreement or applicable Law shall be taken into account.
7.Stay of Acceleration. If acceleration of the time for payment of any amount payable by either Loan Party under any Loan Document is stayed upon the insolvency, bankruptcy or reorganization of such Loan Party or any Affiliate thereof, such amount otherwise subject to acceleration under the terms of such Loan Document shall nonetheless be payable by the Guarantor hereunder forthwith, to the extent such amount constitutes an Obligation.
8.Representations and Warranties. The Guarantor represents and warrants to the Administrative Agent that:
(a)it is (i) duly organized and validly existing and in good standing under the Laws of the State of Delaware and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Guarantee and to consummate the transactions herein contemplated;
(b)the execution, delivery and performance of this Guarantee have been duly authorized by all necessary corporate or other organizational action, and do not (i) violate the terms of any Organization Document of the Guarantor; (ii) result in any breach or contravention of, or the creation of any Lien (other than a Permitted Lien) under, or require any payment to be made under (A) any Contractual Obligation to which the Guarantor is a party or affecting it or its properties, pursuant to the terms of any such Contractual Obligation, or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Guarantor or its property is subject; except, in the case of this clause (ii), to the extent such breach or contravention could not reasonably be expected to have a Material Adverse Effect; or (iii) violate in any material respect any Law;
(c)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Guarantor of this Guarantee, except such as have been duly made, effected or obtained or where the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect;
(d)this Guarantee (i) has been duly executed and delivered by the Guarantor and (ii) constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws or other Laws affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at Law; and

(e)as of the date of this Guarantee, and after giving effect to any Borrowing under the Credit Agreement on the Closing Date, it is or will be, as applicable, Solvent.
9.Certain Affirmative Covenants. Until the Termination Date, the Guarantor shall:
(a)promptly notify the Administrative Agent of the occurrence of any Guarantee Trigger Event; and
(b)both (i) preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 10 and (ii) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except, in the case of this clause (ii), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
10.Consolidation, Merger and Disposal of Assets. Until the Termination Date, the Guarantor shall not consolidate or merge with or into, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of, any Person, unless the Person formed by such consolidation or merger or into which the Guarantor is merged or the Person which acquires by operation of Law or by conveyance or transfer substantially all of the Guarantor’s assets (i) shall be a legal entity organized under the Laws of the United States, a state of the United States or the District of Columbia and (ii) shall assume all of the Guarantor’s obligations and liabilities under or otherwise arising with respect to this Agreement, including any such obligation or liability that arose prior to such consolidation, merger or Disposal, as the case may be.
11.Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 10.2 of the Credit Agreement with respect to the Administrative Agent at its notice address therein and, with respect to the Guarantor, as set forth below, or such other address as such parties may hereafter specify for such purpose in accordance with the provisions of Section 10.2 of the Credit Agreement.
If to GWG Holdings, Inc.:
GWG Holdings, Inc.
325 N Saint Paul St Ste 2650
Dallas, TX, 75201-3920
Attn: Timothy Evans
Email: tevans@gwgh.com
12.No Waivers. No failure or delay by the Administrative Agent or any other Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guarantee and the other Loan Documents shall be cumulative and not exclusive of any right or remedy provided by law.
13.Successors and Assigns. This Guarantee is for the benefit of the Administrative Agent and the other Secured Parties and their respective successors and permitted assigns; provided, that, the Guarantor shall not have any right to assign any of its obligations hereunder without the prior written consent of the Administrative Agent, and any such purported assignment by the Guarantor in violation of this Section 13 shall be null and void; and (i) in the event of an assignment by any Secured Party of any right with respect to any Obligation in accordance with the applicable terms of the Loan Documents, the rights hereunder, to the extent applicable to the right in respect of such Obligation so assigned, may be transferred with such right so assigned and (ii) for the avoidance of doubt, the Guarantor expressly consents to the right of the Administrative Agent to assign its rights under this Guarantee to any Person appointed as a successor “Administrative Agent” pursuant to the terms of the Credit Agreement. In no event shall any delegation by the Guarantor of any obligation hereunder release or otherwise discharge the Guarantor from such obligation, unless the Administrative Agent hereafter consents in writing to such release or other discharge. This Guarantee shall be binding upon the Guarantor and its successors and assigns.
14.Changes in Writing. Neither this Guarantee nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Administrative Agent.
15.Governing Law; Submission to Jurisdiction, Etc.
(a)THIS GUARANTEE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTEE AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY HERETO OR ANY RELATED PARTY OF ANY PARTY HERETO IN ANY WAY RELATING TO THIS GUARANTEE OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN

RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(c)THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE IN ANY COURT REFERRED TO IN SECTION 15(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11. NOTHING IN THIS GUARANTEE WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
16.No Strict Construction. The Guarantor has participated in the negotiation and drafting of this Guarantee. In the event an ambiguity or question of intent or interpretation arises, this Guarantee shall be construed as if drafted jointly by the Guarantor and the Secured Parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provisions of this Guarantee.
17.Taxes; Expenses of Enforcement; Etc.
(a)Taxes.
(i)Any and all payments by or on account of any obligation of the Guarantor hereunder shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the applicable withholding agent) require the deduction or withholding of any Tax from any such payment by the Guarantor, then the Guarantor shall be entitled to make such deduction or withholding.
(ii)If the Guarantor shall be required by any applicable Laws to withhold or deduct any Taxes from any payment hereunder, then (1) the Guarantor shall withhold or make such deductions, (2) the Guarantor shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (3) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the Guarantor shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 17(a)) the applicable Secured Party receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iii)Upon request by the Administrative Agent, after any payment of Taxes by the Guarantor to a Governmental Authority as provided in this Section 17(a), the Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(iv)The Guarantor shall, and does hereby, indemnify, jointly and severally, each Secured Party, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 17(a)) payable or paid by such Secured Party or required to be withheld or deducted from a payment to such Secured Party, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Guarantor by a Secured Party, or by the Administrative Agent on behalf of a Secured Party, shall be conclusive absent manifest error.
(v)For purposes of this Section 17(a), references to the Borrower in the defined terms used in Section 3.1 of the Credit Agreement shall include reference to the Guarantor and references to the Lender(s) or the Recipient(s) in the defined terms used in Section 3.1 of the Credit Agreement shall include reference to each Secured Party.
(vi)Notwithstanding anything to the contrary in this Section 17(a), the indemnification obligations of the Guarantor under this Section 17(a) shall apply without duplication of the indemnification obligations of the Loan Parties or the Guarantor under Section 3.1(a) of the Credit Agreement and without duplication of any recovery under Section 3.1(c) of the Credit Agreement. The Guarantor shall be entitled to the benefits of Section 3.1(g) of the Credit Agreement with respect to any indemnification payments or payments of additional amounts made by the Guarantor pursuant to this Section 17 to same extent as the Borrower is entitled to the benefits of Section 3.1(g) of the Credit Agreement with respect to indemnification payments or payments of additional amounts made by the Borrower pursuant to Section 3.1 of the Credit Agreement.
(b)The Guarantor shall pay on demand all reasonable out-of-pocket expenses (including the fees, charges and disbursements of outside counsel) in any way relating to the enforcement or protection of any of the rights of any Secured Party under this Guarantee or in respect of any of the Obligations, including any incurred during any workout, restructuring or negotiation in respect of any of the Obligations and any incurred in the preservation, protection or enforcement of any right of any Secured Party in any proceeding under any Debtor Relief Law.
18.Termination. This Guarantee and the Guarantor’s obligations hereunder shall terminate on the Termination Date (subject to potential reinstatement under Section 3); provided, however, no such termination shall relieve the Guarantor from any liability with respect to any breach of this Guarantee occurring prior to such termination.
19.Financial Information. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that none of the Secured Parties shall have any duty to advise the Guarantor of any information known to such Secured Party regarding such condition or any such circumstance. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, such Secured Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Secured Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosure of such information or any other information to the Guarantor.
20.Severability. Wherever possible, each provision of this Guarantee shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Guarantee shall be prohibited by or invalid under any applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guarantee.
21.Merger. This Guarantee represents the final agreement of the Guarantor with respect to the matters contained herein and may not be contradicted by evidence of any prior or contemporaneous agreement, or any subsequent oral agreement, between the Guarantor and any Secured Party.
22.Headings. Section headings in this Guarantee are for convenience of reference only and shall not govern the interpretation of any provision of this Guarantee.

23.Counterparts. This Guarantee may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against the party whose signature appears thereon, and all of which shall together constitute one and the same instrument.
24.Certain Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of, or reference to, any agreement (including this Guarantee or any other Loan Document), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time (including on or prior to the date hereof) amended, supplemented, restated, waived or otherwise modified (subject to any restriction on any such amendment, supplement, restatement, waiver or modification set forth herein), (ii) any reference herein to any party to this Guarantee or any other agreement (including any other Loan Document), instrument or other document shall be deemed to refer to any Person that becomes (or became, if applicable) a successor or assign of such party, upon the occurrence thereof, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Guarantee in its entirety and not to any particular provision hereof, (iv) all references herein to articles, sections, exhibits and schedules shall be construed to refer to articles and sections of, and exhibits and schedules to, this Guarantee, (v) any reference herein to any treaty, law, rule or regulation, or to any provision of any treaty, law, rule or regulation, shall include any modification or re-enactment thereof, any legislative provision substituted therefor and all regulations and rules issued thereunder or pursuant thereto, in each case whether prior to, on or after the date hereof, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and (vii) all references herein to “$,” “funds” and “dollars” refer to United States currency. In the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.
[signature page follows]

IN WITNESS WHEREOF, this Guarantee has been executed and delivered by the undersigned as of the date first above written.
GWG HOLDINGS, INC.
By:    ______________________________
    Name:
    Title:
Signature Page to the Guarantee